UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2016

OLD REPUBLIC INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware State or Other Jurisdiction of Incorporation	001-10607 Commission File Number	36-2678171 I.R.S. Employer Identification Number

307 North Michigan Avenue, Chicago, Illinois 60601

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 346-8100

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events

Old Republic International Corporation is filing as Exhibit 12.1 to this Current Report on Form 8-K a Statement Regarding Computation of Ratio of Earnings to Fixed Charges, which includes the calculation of its historical ratio of earnings to fixed charges for the six months ended June 30, 2016 and each of the five fiscal years in the five-year period ended December 31, 2015, and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

12.1                                                                        Ratio of Earnings to Fixed Charges for the six months ended June 30, 2016 and each of the five fiscal years in the five-year period ended December 31, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD REPUBLIC INTERNATIONAL CORPORATION

Date: August 23, 2016
	By:	/s/ John R. Heitkamp, Jr.
John R. Heitkamp, Jr.
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibits

12.1                                                                        Ratio of Earnings to Fixed Charges for the six months ended June 30, 2016 and each of the five fiscal years in the five-year period ended December 31, 2015.